Rule 497(e)

Registration Nos. 333-168727 and 811-22452

FIRST TRUST SERIES FUND
(the “Trust”)

FIRST TRUST AQA® EQUITY FUND
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 1, 2019

DATED MARCH 1, 2019

Baird Financial Corporation, the parent of Robert W. Baird & Co. Incorporated, has announced an agreement to purchase all of the outstanding units of HL Financial Services, LLC, the parent of J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard Lyons”), the Fund’s investment sub-advisor responsible for portfolio management of the Fund (the “Transaction”). Assuming certain regulatory approvals are obtained, the Transaction is scheduled to be completed in March or April of 2019.

If completed, the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the investment sub-advisory agreement among the Fund, Hilliard Lyons and First Trust Advisors L.P., the Fund’s investment advisor (“FTA”) (the “Sub-Advisory Agreement”), which would result in the automatic termination of the Sub-Advisory Agreement. Both FTA and the Board of Trustees of the Fund will evaluate the impact of the Transaction on the Fund.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.